UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-9060

HOLLAND SERIES FUND, INC.

(Exact name of registrant as specified in charter)
375 PARK AVENUE
NEW YORK, NEW YORK 10152

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for	Copy to:
Service)

Michael Holland	State Street Bank and Trust Company
President and Treasurer	David James, Esq.
Holland Series Fund, Inc.	4 Copley Place, 5th Floor
375 Park Avenue	Boston, Massachusetts 02116
New York, New York 10152
and

Timothy Diggins, Esq.
Ropes & Gray
One International Place
Boston, Massachusetts 02110
Registrant’s telephone number, including area code: (800) 304-6552
Date of fiscal year end: September 30th
Date of reporting period: September 30, 2010

Item 1: Shareholder Report

Boland Balanced fund annual report September 30,2010

Contents

Letter from the President	1

Cumulative Performance	2

Management Discussion of Fund Performance	3

Statement of Net Assets	5

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	17

Unaudited Information	18

Directors and Officers	23

Holland Series Fund, Inc.
Holland Balanced Fund • Letter from the President

September 30, 2010

Dear Fellow Shareholders:

Our Fund has just celebrated its fifteenth anniversary, and many of you have been investors along with me for most or all of this incredibly eventful period. For this period our Fund’s cumulative total return is 106.91% (October 2, 1995 through September 30, 2010) which works out to an average annual return of approximately 5%. For the twelve months ended September 30, 2010, our Fund’s total return is 5.46%.

We have experienced less volatility in both directions than many others as our portfolio of U.S. Treasury obligations and equities of some of the world’s strongest companies has weathered the period’s ups and downs in solid fashion.

The past decade has been one of the most challenging for investors in U.S. equities as fixed income securities, such as our U.S. Treasuries, have done significantly better than equities. During the past century, whenever this has occurred, the following decade has seen equities outperform fixed income meaningfully. Should this recur (and I make no prediction), our portfolio is balanced to enjoy this possible outcome.

With Bullish Regards,

Michael F. Holland
President and Founder

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance may be lower than the performance data quoted. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance data current to the most recent month-end may be obtained by calling: 1-800-304-6552.

Holland Series Fund, Inc.
Holland Balanced Fund • Cumulative Performance

September 30, 2010

Set forth below are the cumulative total return figures for the periods indicated and a graph showing the hypothetical $10,000 investment made in the Holland Balanced Fund, Lipper Balanced Fund Index, Standard & Poor’s 500 Index and the 90 Day US Treasury Bill on October 2, 1995. The cumulative and annualized total return figures and the information in the graph represent past performance and are not indicative of future results. The total returns reflect changes in price of the Fund’s shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Fund annual operating expenses gross of Advisory Fee waivers as of September 30, 2010 is 1.92%.

		Lipper Balanced	Standard &	90 Day
	Holland Balanced	Fund Index	Poor’s 500	US Treasury
	Fund (a)	(b)	Index (b)	Bill (b)
Inception	10000.00	10000.00	10000.00	10000.00
9/97	14192.00	13758.00	16209.00	11067.00
9/98	14537.00	14442.00	17402.00	11628.00
9/99	16554.00	16390.00	21949.00	12167.00
9/00	18976.30	18214.80	24580.00	12874.00
9/01	15981.00	16333.00	17812.00	13453.00
9/02	14561.60	14725.30	13950.60	13405.40
9/03	16727.50	17256.00	17042.50	13826.40
9/04	17583.00	19033.40	19073.00	13978.90
9/05	18371.00	20945.00	21027.00	14369.00
9/06	19822.00	22625.00	22858.00	15025.00
9/07	22068.00	25616.00	26125.00	15745.00
9/08	20430.70	21745.00	19958.00	16079.00
9/09	19620.00	22255.00	17954.00	16110.00
9/10	20690.00	24770.00	19218.00	16127.00

Investment Performance
For the Periods Ended September 30, 2010

					Average	Total Return
					Annualized	Cumulative
		Average	Average	Total Return	Since	Since
		Annualized	Annualized	Cumulative	Inception	Inception
Return over the period	One Year	Five Year	Ten Year	Ten Year	(10/2/95)	(10/2/95)
Holland Balanced Fund (a)	5.46%	2.41%	0.87%	9.00%	4.97%	106.91%
Lipper Balanced Fund Index (b)	9.38%	3.05%	2.97%	33.98%	6.23%	147.70%
Standard & Poor’s 500 Index (b)	7.04%	−1.78%	−2.43%	−21.82%	4.45%	92.18%
90 Day US Treasury Bill (b)	0.11%	2.33%	2.28%	25.26%	3.24%	61.27%

Holland Series Fund, Inc.

Holland Balanced Fund •	Management Discussion of Fund Performance

September 30, 2010

Since inception (October 2, 1995 through September 30, 2010), our Fund’s total return is 106.91% compared to 92.18% for the S&P 500 and 147.70% for the Lipper Balanced Fund Index, which is an unmanaged index. For the past twelve months ended September 30, 2010, our Fund’s total return was 5.46% compared to 7.04% for the S&P 500 Index and 9.38% for the Lipper Balanced Fund Index.

Our Fund’s performance during the past year has been a beneficiary, as in recent years, of our holding of U.S. Treasury obligations, primarily U.S. Treasury TIPS (Treasury Inflation Protection Securities). Additionally some of our largest equity investments have had considerable positive returns, including Berkshire Hathaway, Comcast, and IBM. Detracting from performance have been Microsoft, J.P. Morgan, and ExxonMobil.

Portfolio composition by sector
(as a % of total net assets) – Unaudited

U.S. Government	30.10
Finance	15.30
Diversified Manufacturing	11.90
Technology	9.00
Multi Media	8.20
Energy	7.80
Retail	5.80
Consumer Basics	4.40
Food & Beverages	4.40
Repurchase Agreement	3.00
Other Assets in Excess of Liabilities	0.10

Holland Series Fund, Inc.

Holland Balanced Fund •	Management Discussion of Fund Performance (continued)

Notes to Performance

(a)	Reflects waiver of fees by the investment adviser. Absent such waiver, the Fund’s total return would have been lower.

(b)	The Lipper Balanced Fund Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day U.S. Treasury Bill rate is the average return on three month U.S. Treasury Bills. The Standard & Poor’s 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. You cannot invest directly in an index.

Holland Series Fund, Inc.
Holland Balanced Fund • Statement of Net Assets

September 30, 2010	Shares	Value†

Common Stocks–66.8%

Computers–4.8%
International Business Machines Corp.	10,800	$1,448,712

Electronics–9.0%
3M Co.	15,100	1,309,321
Intel Corp.	72,800	1,399,944

		2,709,265

Entertainment & Leisure–3.7%
The Walt Disney Co.	33,900	1,122,429

Financial–6.4%
American Express Co.	27,500	1,155,825
JPMorgan Chase & Co.	20,000	761,400

		1,917,225

Food & Beverages–4.4%
PepsiCo, Inc.	20,000	1,328,800

Insurance–8.9%
Berkshire Hathaway, Inc. Class A*	11	1,369,500
Chubb Corp.	23,000	1,310,770

		2,680,270

Oil/Gas–7.8%
Exxon Mobil Corp.	19,000	1,174,010
Schlumberger, Ltd.	19,100	1,176,751

		2,350,761

Pharmaceuticals–4.4%
Johnson & Johnson	21,500	1,332,140

Producer Goods–2.9%
General Electric Co.	52,900	859,625

Retail–5.8%
Home Depot, Inc.	21,000	665,280
Wal-Mart Stores, Inc.	20,000	1,070,400

		1,735,680

Software–4.2%
Microsoft Corp.	51,000	1,248,990

Telecommunications–4.5%
Comcast Corp. Class A	75,000	1,356,000

Total Common Stocks (Cost–$18,099,295)		20,089,897

See Accompanying Notes to Financial Statements.

Holland Series Fund, Inc.
Holland Balanced Fund • Statement of Net Assets (continued)

September 30, 2010	Principal	Value†

U.S. Government Securities–30.1%

U.S. Treasury Notes–30.1%
United States Treasury Note, 5.000% due 2/15/11	$500,000	$508,887
United States Treasury Note**, 3.500% due 1/15/11	8,455,050	8,531,010

Total U.S. Government Securities (Cost–$8,965,982)		9,039,897

Repurchase Agreement–3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% due 10/01/10 in the amount of $898,000; issued 09/30/10 (Collateralized by $860,000 U.S. Treasury, 2.50% due 04/30/15 with a market value of $920,802) (Cost $898,000)	898,000	898,000

Total Investments–99.9% (Cost–$27,963,277)		30,027,794

Other Assets In Excess Of Liabilities–0.1%		21,500

Net Assets–100%
Applicable to 2,066,608 outstanding $0.01 par value shares (authorized 1,000,000,000)		$30,049,294

Net asset value, offering price and redemption price per share		$14.54

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.
Holland Balanced Fund • Statement of Net Assets (concluded)

September 30, 2010

Components of Net Assets as of September 30, 2010
Capital stock at par value ($0.01)	$20,666
Capital stock in excess of par value	27,327,840
Undistributed net investment income	57,578
Net accumulated realized gain on investments in securities	578,693
Net unrealized appreciation on investments in securities	2,064,517

Net Assets	$30,049,294

See Accompanying Notes to Financial Statements
* Non-income producing
** Treasury Inflation-Protected Security (TIPS)
† See Note 2 to Financial Statements

Holland Series Fund, Inc.
Holland Balanced Fund • Statement Of Operations

Year Ended September 30, 2010

Investment Income:
Dividends	$435,528
Interest income (Note 2)	385,406

Total investment income	820,934

Expenses:
Investment advisory fees (Note 3)	233,305
Administration and custody fees (Note 4)	137,480
Transfer agent fees	60,924
Shareholder reports	51,431
Registration fees	25,990
Insurance fees	23,747
Audit fees	23,628
Legal fees	19,222
Directors’ fees	14,964
Miscellaneous expenses	5,297

Total operating expenses	595,988
Waiver of investment advisory fee (Note 3)	(129,377)

Net Expenses	466,611

Net investment income	354,323

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	697,448
Net change in unrealized appreciation	636,872

Net realized and unrealized gain on investments	1,334,320

Net increase in net assets resulting from operations	$1,688,643

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.
Holland Balanced Fund • Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Net Increase/(Decrease) in Net Assets Resulting from Operations:
Net investment income	$354,323	$207,773
Net realized gain	697,448	322,878
Net change in unrealized appreciation on investments	636,872	(2,448,944)

Increase/(Decrease) in net assets from operations	1,688,643	(1,918,293)

Dividends and Distributions to Shareholders from:
Net investment income	(430,022)	(307,600)
Net realized gains	(415,970)	(796,209)

Total distributions	(845,992)	(1,103,809)

Capital Share Transactions, Net (Note 9)	(2,088,945)	(2,649,067)

Decrease in Net Assets	(1,246,294)	(5,671,169)

Net Assets:
Beginning of year	31,295,588	36,966,757

End of year	$30,049,294	$31,295,588

Undistributed Net Investment Income, End of Year	$57,578	$133,277

See Accompanying Notes to Financial Statements

Holland Series Fund, Inc.
Holland Balanced Fund • Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a capital share outstanding	September 30,	September 30,	September 30,	September 30,	September 30,
throughout each year	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of year	$14.16	$15.29	$17.39	$16.38	$15.41

Increase/ Decrease from Investment Operations:
Net investment income	0.17	0.09	0.35	0.23	0.25
Net realized and unrealized gain (loss) on investments	0.60	(0.76)	(1.60)	1.58	0.95

Total income (loss) from operations	0.77	(0.67)	(1.25)	1.81	1.20

Less Dividends and Distributions From:
Net investment income	(0.20)	(0.13)	(0.29)	(0.24)	(0.23)
Net realized gain on investments	(0.19)	(0.33)	(0.56)	(0.56)	—

Total dividends and distributions	(0.39)	(0.46)	(0.85)	(0.80)	(0.23)

Net asset value, end of year	$14.54	$14.16	$15.29	$17.39	$16.38

Total return(a)	5.46%	(3.97)%	(7.42)%	11.33%	7.90%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$30,049	$31,296	$36,975	$44,348	$46,591
Ratio of expenses to average net assets before fee waivers	1.92%	1.88%	1.63%	1.66%	1.71%
Ratio of expenses to average net assets after fee waivers	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets after fee waivers	1.14%	0.69%	2.09%	1.34%	1.57%
Portfolio turnover	0.00%	2.54%	1.96%	1.22%	2.94%

See Accompanying Notes to Financial Statements

(a)	Total return would have been lower had certain expenses not been waived or reimbursed.

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements

September 30, 2010

1.	Organization

The Holland Series Fund, Inc. (the “Company”) was organized as a Maryland corporation on June 26, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Company currently has one portfolio, the Holland Balanced Fund (the “Fund”).

Investment Objective
The objective of the Fund is to provide a high total investment return. The total investment return is a combination of, among other things, 1) income from interest and dividends on securities owned by the Fund, and 2) capital gains and losses on securities owned by the Fund. In seeking this objective, Holland & Company, L.L.C., the Fund’s investment adviser (the “Investment Adviser”), gives consideration to risk and volatility.

2.	Summary of Significant Accounting Policies

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure.

Securities
Securities transactions are accounted for as of the trade date. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the effective yield-to-maturity method on a daily basis, except for securities having a maturity date of sixty days or less at the time of acquisition which are amortized on a straight-line basis. Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for interest income due to the inflation are reflected in interest income in the Statement of Operations.

Indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund does not expect any significant claims.

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements (continued)

September 30, 2010

2.	Summary of Significant Accounting Policies (continued)

Income Tax
The Fund has made no provision for federal income or excise tax since the Fund continues to qualify as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RIC’s and to distribute substantially all of its taxable income and realized gains.

Valuation
Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which over-the-counter market quotations are available are valued at the latest bid price. The Fund is using the NASDAQ Official Closing Price. Debt securities purchased with sixty days or less remaining to maturity are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the procedures adopted by the Directors of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The Fund’s hierarchy can be found below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$20,089,897	$—	$—	$20,089,897
Short Term Investments	—	898,000	—	898,000
U.S. Government Securities	—	9,039,897	—	9,039,897

Total	$20,089,897	$9,937,897	$—	$30,027,794

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving disclosures about fair value measurements” (“ASU 2010-06”). ASU 2010-06 requires new disclosures regarding

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements (continued)

September 30, 2010

2.	Summary of Significant Accounting Policies (continued)

transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. For the year ended September 30, 2010, there were no transfers between Levels 1 and 2. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

Distributions to Shareholders
The Fund distributes income dividends quarterly and capital gains annually. Distributions from net short-term capital gains and net long-term capital gains, if any, will typically be declared and paid in December. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

Distributions to shareholders are recorded on the ex-date of the dividend or the distribution. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions that exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains on investments. To the extent they exceed net investment income or net realized gains for tax purposes, they are reported as distributions of capital.

3.	Investment Advisory Agreement

The Company’s Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as Investment Adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Investment Adviser has agreed to voluntarily waive its fee to the extent necessary to keep the Fund’s expenses from exceeding 1.50% of average daily net assets. The Investment Adviser may discontinue this cap on total expenses at any time, in its sole discretion. During the year ended September 30, 2010, the Investment Adviser waived $129,377 in advisory fees. The Investment Adviser is controlled by Michael F. Holland, its managing member and owner of 99% interest in the Investment Adviser.

As of September 30, 2010, Michael F. Holland and affiliates owned 121,117 shares (5.86% of the shares outstanding) of the Fund.

4.	Accounting, Custody, Administration and Distribution Agreements

State Street Bank and Trust Company (“State Street”), pursuant to its Administration Agreement, provides or arranges for the provision of, certain administrative

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements (continued)

September 30, 2010

4.	Accounting, Custody, Administration and Distribution Agreements (continued)

and accounting services for the Company, including maintaining the books and records of the Company, and preparing certain reports and other documents required by federal and/or state laws and regulations.

For these services, the Company pays State Street a fee at the annual rate of 0.10% of the Fund’s average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, subject to certain minimum requirements, and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the Administration Agreement, the Administrator is entitled to a minimum fee of $7,500 per month unless waived by the Administrator. State Street also serves as the Fund’s custodian and accounting agent. Fees paid for custody and accounting services rendered by State Street are based upon assets of the Fund and on transactions entered into by the Fund during the period and are included in the administration and custody fees in the Statement of Operations.

ALPS Distributors Inc. pursuant to a distribution agreement with the Fund provides distribution of the Fund’s shares. The Investment Adviser bears the distribution cost.

5.	Directors’ Fees

The Fund pays each Independent Director an annual fee, paid quarterly, of $3,000, plus $500 per meeting attended, and pays all Directors’ actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors or officers.

6.	Liabilities

At September 30, 2010, the Fund had the following liabilities:

Investment Advisory fee payable	$7,200
Directors fee payable	342
Administration and custody fees payable	11,383
Other payable and accrued expenses	44,805

Total liabilities	$63,730

7.	Investment Transactions

Purchases and sales of investment securities, other than short-term investments and U.S. Government securities, for the year ended September 30, 2010 aggregated $0 and $2,931,938 respectively. There were no purchases and sales of U.S. Government securities for the year ended September 30, 2010.

8.	Repurchase Agreements

The Fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees,

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements (continued)

September 30, 2010

8.	Repurchase Agreements (continued)

upon entering into a contract, to sell U.S. Government securities to the Fund and repurchase such securities from the Fund at a mutually agreed upon price and date. The Fund will engage in repurchase transactions with parties selected on the basis of such party’s creditworthiness. The collateral on repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

9.	Capital Share Transactions

As of September 30, 2010, there were 1,000,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

	Year Ended		Year Ended
	9/30/10		9/30/09

	Shares	Amount	Shares	Amount

Shares Sold	85,839	$1,243,608	76,148	$978,120
Shares Reinvested	55,149	801,415	79,415	1,001,351

	140,988	2,045,023	155,563	1,979,471
Shares Redeemed	(284,070)	(4,133,968)	(364,001)	(4,628,538)

Net Decrease	(143,082)	$(2,088,945)	(208,438)	$(2,649,067)

10.	Income Taxes

The components of net unrealized appreciation/(depreciation) of investments based on federal tax cost at September 30, 2010 for the Fund were as follows:

			Cost for Federal
Appreciation	Depreciation	Net Appreciation	Tax Purposes

$3,875,545	$1,811,028	$2,064,517	$27,963,277

As of September 30, 2010 the components of distributable earnings on a tax basis were $57,578 for undistributed ordinary income and $578,693 of undistributed long term capital gains.

The tax character of distributions paid during the year ended September 30, 2010 was $430,022 for distributions paid for ordinary income and $415,970 for long term capital gains. The tax character of distributions paid during the year ended

Holland Series Fund, Inc.
Holland Balanced Fund • Notes to Financial Statements (continued)

September 30, 2010

10.	Income Taxes (continued)

September 30, 2009 was $307,600 for distributions paid for ordinary income and $796,209 for long term capital gains.

On October 29, 2010, the Holland Balanced Fund paid a distribution of $0.0327 per share in net investment income related to the period ended September 30, 2010.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund remains subject to review by its major tax jurisdictions, which include the United States of America and the State of Maryland.

Holland Series Fund, Inc.

Holland Balanced Fund •	Report of Independent Registered Public Accounting Firm

To the Board of Directors of Holland Series Fund, Inc.
and the Shareholders of Holland Balanced Fund

We have audited the accompanying statement of net assets of the Holland Balanced Fund (the “Fund”), a series of shares of Holland Series Fund, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2006 were audited by other auditors whose report dated November 6, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Holland Balanced Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 19, 2010

Holland Series Fund, Inc.

Holland Balanced Fund •	Unaudited Information

Proxy Voting Policies

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ending June 30 is filed with the Securities and Exchange Commission on Form N-PX each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-30-HOLLAND or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Security Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-800-30-HOLLAND.

Approval of Continuation of Investment Advisory Agreement

General Background.  On May 6, 2010, the Board of Directors, including all of the Independent Directors, approved the renewal of the Fund’s Advisory Agreement with Holland and Company LLC (the “Adviser”) for an additional one-year term. During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Fund’s investment results, portfolio composition, compliance with applicable regulations, portfolio trading practices, and shareholder services. In determining whether to renew the Advisory Agreement, the Board also reviewed additional information provided by the Adviser.

The information below summarizes the Board’s considerations and conclusions in connection with its approving the renewal of the Advisory Agreement. In considering the continuation of the Agreement, the Directors did not identify any particular information that was all-important or controlling and each Director attributed different weights to various factors. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel to the Fund.

Quality of Services.  In reviewing the services that the Adviser provides to the Fund, the Directors considered Michael Holland’s extensive experience in the securities and investment management industries. They noted that Mr. Holland is the largest shareholder of the Fund. The Directors also noted that the Adviser has no clients other than the Fund and thus devotes all its research and energy to managing the Fund.

In reviewing the quality of services provided to the Fund, the Directors reviewed the performance of the Fund compared with the returns of the S&P 500 Index, the 90 Day U.S. Treasury Bill, the Lipper Balanced Fund Index and the average returns of all funds in the balanced funds category of Lipper Inc. (the “Lipper Performance Universe”) and of a group of balanced funds considered to be comparable to the Fund by Lipper Inc. (the “Lipper Performance Group”). The funds comprising the Lipper Performance Universe and the Lipper Performance Group had been selected

Holland Series Fund, Inc.

Holland Balanced Fund •	Unaudited Information (continued)

Approval of Continuation of Investment Advisory Agreement (continued)

by Lipper Inc. with no input from the Adviser. The Directors observed that the Fund’s returns for three-year period ended March 31, 2010 exceeded the return of the other indexes and the average returns of the Universes and Group, but that the Fund’s returns for the one-year period ended March 31, 2010 were below those of the indexes, the Universe and the Group. The Directors noted that the Fund has historically been positioned for a market that favors large capitalization growth stocks, and considered that such stocks had relatively underperformed over the past ten years, a period of underperformance for the Fund (noting that the Fund’s relative performance over the past three- and five-year periods had been good). They observed that the Fund appeared unusual among balanced funds because the allocation of assets among asset categories (equity securities vs. investment grade fixed-income securities and money market instruments) is fixed within prescribed ranges under ordinary market conditions thereby limiting the Adviser’s ability to take advantage of outperformance, or to avoid underperformance, in a particular asset category. They noted that such an approach might generally be expected to lead to periods of underperformance and that the Fund is intended as a long-term investment. They noted generally that the Fund’s asset allocation resulted in significant outperformance during the period of the recent financial crisis, although the Fund had underperformed in its most recent fiscal year, as growth stocks recovered some of the losses they had experienced in the financial crisis.

The Directors noted that, although there had been a number of redemptions in the recent periods, the shareholder base appeared generally to be made up of people who desire Mr. Holland’s expertise and judgment and are committed to the Fund’s investment mandate.

Advisory Fees and Total Expenses.  In reviewing the advisory fees borne by the Fund, the Directors reviewed information regarding the advisory fees of funds included in a group of balanced funds considered to be comparable to the Fund by Lipper Inc. (the “Lipper Expense Group”), and all funds in the retail no-load balanced fund category of Lipper Inc. (the “Lipper Expense Universe”). They noted that the Fund’s advisory fees were greater than the average fees of the Lipper Expense Group and the Lipper Expense Universe and that the total expenses were greater than the average expense ratios of the other funds in the Lipper Expense Group and the Lipper Expense Universe.

The Directors observed that in the interest of limiting the expenses of the Fund, the Adviser had voluntarily capped the Fund’s total expenses at 1.50% of the Fund’s average daily net assets since the Fund’s inception. Under the voluntary cap, the Adviser waives advisory fees when the actual expenses of the Fund exceed this cap and thus, so long as the voluntary cap remains in place, the total expenses paid by the Fund’s shareholders never exceed 1.50%. They noted that the Fund’s net expense ratio was comparable to the net expense ratios of other similar funds.

Profitability and Economies of Scale.  The Directors considered information prepared by the Adviser with respect to the profitability of its relationship with the Fund, the extent to which economies of scale are realized by the Adviser in managing the Fund, and whether the Fund should implement advisory fee breakpoints to reflect any such economies of scale.

Holland Series Fund, Inc.

Holland Balanced Fund •	Unaudited Information (continued)

Approval of Continuation of Investment Advisory Agreement (continued)

The Directors discussed in detail the analysis presented regarding the Adviser’s profitability. The Directors determined that the Adviser’s profitability appeared reasonable.

The Directors agreed that due to the Fund’s small asset size and the fact that the Adviser only manages the Fund, the Fund has not to date realized appreciable economies of scale. They agreed generally with the Adviser’s views that (i) while there is no uniformity or pattern in the fees and asset levels at which breakpoints occur, the first breakpoint is generally at an asset level higher than the current asset level of the Fund; (ii) it is unlikely that the Fund’s assets will grow to a level at which economies of scale would be realized; and (iii) unlike the Adviser, a substantial number of the advisers of competing products manage assets across a variety of products and services, resulting in potential economies of scale to an adviser from non-mutual fund products. On that basis, the Directors determined not to require implementation of breakpoint at this time.

Ancillary Benefits and Other Factors.  The Directors also considered that the Adviser and its affiliates appear to receive no significant benefits other than investment advisory fees as a result of the Adviser’s relationship with the Fund. The Directors observed that the Adviser had never entered into soft dollar, revenue sharing or directed brokerage arrangements.

Conclusions.  After reviewing various materials and reports provided, the Directors concluded that (i) the Adviser and Mr. Holland were sufficiently experienced and qualified to provide investment advisory services for the Fund; (ii) the Adviser is committed to the Fund, as evidenced by the fee cap and the fact that the Fund is the Adviser’s sole client; (iii) Mr. Holland is committed to the Fund, as evidenced by his large ownership in the Fund; (iv) the profitability of the Adviser for providing services to the Fund appears reasonable; (v) the Fund’s expenses and performance are disclosed in the Fund’s registration statement and/or reports to shareholders, allowing investors to make informed decisions about investment in the Fund; (vi) the Fund’s small asset size limits the Fund’s potential to generate economies of scale; and (vii) the lack of breakpoints in the Fund’s advisory fees is reasonable given the Fund’s anticipated continued small asset size.

The Directors also noted generally that the Fund had been in existence for a substantial period of time, that investors in the Fund appear to appreciate the expertise and judgment Mr. Holland brings to the Fund from his long experience in the securities and investment management industries, and that, from their apparent commitment to the Fund, shareholders appear satisfied with the level of fees charged by the Adviser to access Mr. Holland’s expertise and judgment.

In light of the information presented to them and the other factors described above, the Directors concluded, in the exercise of their business judgment, that the fee paid by the Fund under the Advisory Agreement generally appeared reasonable and voted to approve the continuation of the Agreement for the coming year.

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended

Holland Series Fund, Inc.

Holland Balanced Fund •	Unaudited Information (continued)

Federal Tax Information (continued)

September 30, 2010. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The Holland Balanced Fund designated 100% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2010.

Under Section 854(b)(2) of the Code, the Holland Balanced Fund designates $435,528 as qualified dividends received by the Fund and $415,970 for long term capital gains, for the fiscal year ended September 30, 2010.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid during the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

For the Six Months Ended September 30, 2010

Value of a
	$1,000	Expenses*
	Investment at	Paid During
Actual	End of Period	the Period

	$974.60	$7.43

Holland Series Fund, Inc.

Holland Balanced Fund •	Unaudited Information (continued)

Hypothetical Example for Comparison Purposes (continued)

For the Six Months Ended September 30, 2010

Hypothetical
(assuming a 5%	Value of a	Expenses*
return before	$1,000 Investment at	Paid During
expenses)	End of Period	the Period

	$1,017.55	$7.59

*	Expenses are equal to the Funds’ annualized net expense ratio of 1.50% multiplied by the average account value over the period multiplied by 183/365 to reflect the one-half year period.

Holland Series Fund, Inc.

Holland Balanced Fund •	Directors and Officers (Unaudited)

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other Directorships
	Held with	and Length of	Principal Occupation	Overseen by	Held by
Name, Address, and Age	Fund	Time Served	During Past Five Years	Director	Director

Interested Director:
Michael F. Holland 375 Park Avenue New York, NY 10152 Age: 66	Director, Chairman of the Board, President and Treasurer	Term: Unlimited Elected: 9/95	Holland & Company L.L.C., Chairman, 1995 – present.	1	Trustee, State Street Master Funds and State Street Institutional Investment Trust; and Director, The China Fund, Inc., The Taiwan Fund, Inc. and Reaves Utility Income Fund.
Independent Directors:
Desmond G. FitzGerald 375 Park Avenue New York, NY 10152 Age: 66	Director	Term: Unlimited Elected: 9/95	Chairman, North American Properties Group (Real Estate), 1987 – present.	1	Chairman, U.S. Guaranteed Finance Corp.; Advisory Director, Bank of New York; Director, Hilliard Farber & Co., Inc.; and Trustee, Williams Capital Management Trust.
James Lee 900 South Bay View Avenue Seaside Park, NJ 08752 Age: 69	Director	Term: Unlimited Elected: 5/08	Investment Adviser, James Lee Investment Advisers LLC, 1996 – present.	1	Director, Scholarship Fund for Inner City Children.

Jeff C. Tarr Junction Advisors Apartment 25C 145 Central Park West New York, NY 10023 Age: 66	Director	Term: Unlimited Elected: 9/95	Chairman, Junction Advisors (Financial Services), 1981 – present.	1	None

Officers:
Tana Tselepis 375 Park Avenue New York, NY 10152 Age: 75	Vice President Chief Compliance Officer Anti-Money Laundering Compliance Officers	Term: Unlimited Elected Vice President: 5/02 Elected Chief Compliance Officer: 9/04 Elected Anti-Money Laundering Compliance Officer: 5/09	Consultant to Holland & Company, LLC, 1997 – 1999.	—	Member of the Board of Governors of Tufts Medical Center; Director and Treasurer of YWCAMalden

David James 4 Copley Place, 5th Floor Boston, MA 02116 Age: 39	Secretary	Term: Indefinite Elected: 2/10	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	—	—

William C. Cox State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 44	Assistant Treasurer	Term: Indefinite Elected: 5/05	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present.	—	—

*	Michael F. Holland is an interested person of the Fund because of his employment relationship with Holland & Company L.L.C., the Investment Adviser.

The Statement of Additional Information for the Fund includes additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1-800-30-HOLLAND.

Holland Series Fund, Inc.

Adviser
Holland & Company L.L.C.
375 Park Avenue
New York, NY 10152
email    mike@thehollandfund.com
website  www.thehollandfund.com

Fund Administrator,
Custodian and Fund
Accounting Agent
State Street Bank and Trust Co.
4 Copley Place
Boston, MA 02116

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent & Dividend
Disbursing Agent
ALPS Mutual Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market St., 26th Floor
Philadelphia, PA 19103

Holland & Company L.L.C.
375 Park Avenue
New York, New York 10152

Phone	800-30-HOLLAND

Email mike@thehollandfund.com
Website www.thehollandfund.com

This report has been prepared for the
Holland Balanced Fund’s Shareholders
and may be distributed to others only
if preceded or accompanied by a prospectus.

Item 2. Code of Ethics
As of September 30, 2010, Holland Series Fund, Inc. (the “Fund”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any amendments to its code of ethics during the covered period. The Fund has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics has been posted on www.hollandbalancedfund.com, the Fund’s website.
Item 3. Audit Committee Financial Expert
The Board of Directors of the Fund has determined that the Fund has one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Fund’s audit committee is Desmond G. FitzGerald, who is independent.
Item 4. Principal Accountant Fees and Services
The Fund changed independent registered public accounting firms for the fiscal year ended September 30, 2007.
(a)	Audit Fees

For the fiscal year ending September 30, 2010 and September 30, 2009, the aggregate audit fees billed for professional services rendered by BBD, LLP (“BBD”), the Fund’s principal accountant, for the audit of the Fund’s annual financial statements and services normally provided by BBD in connection with the Fund’s statutory and regulatory filings or engagement were $19,000 and $19,000.

(b)	Audit-Related Fees

For the fiscal year ending September 30, 2010 and September 30, 2009, there were no fees for assurance and related services by BBD reasonably related to the performance of the audit of the Fund’s financial statements that were not reported under (a) of this Item.

(c)	Tax Fees

For the fiscal year ending September 30, 2010 and September 30, 2009, the aggregate tax fees billed for professional services rendered by BBD for tax compliance, tax advice, and tax planning were $2,500 and $2,500. Services included the review of income and excise tax returns for the Fund.

(d)	All Other Fees

For the fiscal year ending September 30, 2010 and September 30, 2009, there were no fees billed for professional services rendered by BBD for products and services provided by BBD, other than the services reported in (a) through (c).

For the fiscal year ended September 30, 2010 and September 30, 2009, there were no fees billed for professional services rendered by BBD for products and services provided by BBD to Holland & Company, L.L.C. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that (i) relate directly to the operations and financial reporting of the Fund and (ii) were pre-approved by the Fund’s audit committee.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter states the following with respect to pre-approval procedures:
Pre-Approval Requirements. Before the independent accountants are engaged by the Fund to render audit or non-audit services, either:
1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.
De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Fund and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).
(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period for time for which such was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal year ending September 30, 2010 and September 30, 2009, the aggregate non-audit fees billed by BBD for services rendered to the Fund and Holland & Company, L.L.C. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Fund were $0 and $0.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.
Item 6. Schedule of Investments
Schedule of Investments is included as part of Item 1 of the Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no materials changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Michael Holland, the Fund’s President and Treasurer, reviewed the registrant’s disclosure controls and procedures (the “Procedures”) and evaluated their effectiveness. Based on his review, Mr. Holland determined that the Procedures adequately ensure that information required to be disclosed by the Fund in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission’s rules and regulations.
(b) There were no significant changes in the Fund’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits
(a)(1) Not applicable to the Filing.
(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.
(a)(3) Not applicable to the Filing.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
HOLLAND SERIES FUND, INC.

By:	/s/ Michael F. Holland Michael Holland
President and Treasurer of Holland Series Fund, Inc.
Date: December 1, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael F. Holland Michael Holland
President and Treasurer of Holland Series Fund, Inc.
Date: December 1, 2010